UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2007


                             AQUACELL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
          ----------------------------------------------      ----------
              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
               --------------------------------------------------
               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 5.02.  Appointment of Principal Officer.

       (c) Kevin Spence was appointed President and Chief Financial Officer of the Company effective January 2, 2007.

            From January, 2004 to date he has been President of Citation Publishing, Inc., a privately held company with headquarters in Aliso Viejo, California engaged in the business of compiling and publishing on the internet government regulations of interest to environmental, health and safety compliance professionals. From June, 2001 through June, 2003 he was Chief Financial Officer of Swiftcomm, Inc., a privately held company located in Riverside, California providing broadband services. From 1992 to 2000 he was Executive Vice President and Chief Financial Officer of US Filter Corporation, a global provider of wastewater treatment systems and services. Prior to his employment at US Filter, he was an audit partner and KPMG Peat Marwick.

            Mr. Spence is employed under a five (5) year employment agreement at a base salary of $165,000 annually. He also has incentive bonus provisions based upon increases of net sales, net income and market capitalization over prior year's results. Further, upon execution of the employment contract, he will be issued 1,000,000 shares of the Company's common stock, and additionally, 500,000 common stock purchase options at the closing market price on the date of the employment agreement vesting over three years.

            With the appointment of Mr. Spence as the President, Karen Laustsen resigned as President, but continues as Secretary and a Director of the Company.

ITEM 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

            Press Release dated January 5, 2007.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: January 5, 2007                       By: /s/ Karen B. Laustsen
                                            ------------------------------------
                                                    Karen B. Laustsen
						    Secretary